                                                                  EXHIBIT 10(mm)

                               WMS INDUSTRIES INC.
                           RESTRICTED STOCK AGREEMENT


         WHEREAS, the Compensation and Stock Option Committees of WMS Industries Inc., a Delaware corporation (the "Company") have determined that the Executive Vice President, Chief Financial Officer and Treasurer, Scott D. Schweinfurth, should be compensated to recognize his substantial time and efforts in overseeing the implementation of the Company's technology improvement plan.

         The Company hereby grants to Scott D. Schweinfurth (the "Grantee", also referred to herein as "you") shares of its common stock, $.50 par value, (the "Stock").

Grant Date:       June 11, 2003

Grantee's Social Security Number:   ###-##-####

Number of Shares of Stock Covered by Grant: 7,478

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT.

Grantee:                       /S/SCOTT D. SCHWEINFURTH
                  -------------------------------------------------
                                       (Signature)
Company:
                  -------------------------------------------------
                                       (Signature)
Title:            Executive Vice President, Chief Financial Officer
                  -------------------------------------------------
                  And Treasurer
                  -------------------------------------------------


Attachment
----------

         This is not a stock certificate or a negotiable instrument.

                              WMS INDUSTRIES, INC.
                           RESTRICTED STOCK AGREEMENT


RESTRICTED STOCK/NONTRANSFERABILITY    This grant is an award of Stock in the
                                       number of shares set forth on the cover
                                       sheet and subject to the vesting
                                       conditions described below ("Restricted
                                       Stock"). To the extent not yet vested,
                                       your Restricted Stock may not be
                                       transferred, assigned, pledged or
                                       hypothecated, whether by operation of law or otherwise, nor may the Restricted
                                       Stock be made subject to execution,
                                       attachment or similar process.

ISSUANCE AND VESTING                   The Company will issue your Restricted
                                       Stock in your name as of the Grant Date.
                                       Your right to the Stock under this
                                       Restricted Stock grant vests as to 100%
                                       of the total number of shares covered by this grant, as shown on the cover sheet, on June 11, 2004; provided that you remain continuously employed with the
                                       Company throughout the vesting period.

                                       Notwithstanding the preceding paragraph
                                       your right to the Stock under this
                                       Restricted Stock grant shall immediately vest as to 100% of the total number of shares covered by this grant upon the occurrence of either:

                                          -  your termination of Service due to
                                             your death or permanent and total
                                             disability, or your involuntary
                                             termination of Service other than
                                             by reason of your willful refusal
                                             to perform your duties; or

                                          -  a "Change of Control" of the
                                             Company prior to your termination
                                             of Service. For purposes of this
                                             Agreement, Change of Control means,
                                             if, at any time prior to the
                                             vesting of the Restricted Stock,
                                             (i) the individuals who presently
                                             constitute the Board of Directors
                                             of the Company, or who have been
                                             recommended for election to the
                                             Board by two-thirds of the Board
                                             consisting of individuals who are
                                             either presently on the Board or
                                             such recommended successors cease
                                             for any reason to constitute at
                                             least a majority of such Board, or
                                             (ii) any person or entity or group
                                             of affiliated persons or entities
                                             who are not the owners of at least
                                             15% of the outstanding shares of
                                             voting securities of the Company on
                                             the date hereof, acquiring more
                                             than 25% of the outstanding shares
                                             of the Company's voting securities.

                                       You will return the certificate
                                       representing the Restricted Stock, and
                                       the Restricted Stock shall be deemed no
                                       longer outstanding, to the extent the
                                       Restricted Stock does not become vested
                                       in accordance with the foregoing
                                       provisions.

SECTION 83(b) ELECTION                 Under Section 83 of the Internal Revenue
                                       Code of 1986, as amended (the "Code"),
                                       the difference between the purchase
                                       price, if any, paid for the shares of
                                       Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. You may elect to be taxed at the time the shares are acquired rather than when such shares cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date.
                                       You will have to make a tax payment to
                                       the extent the purchase price is less
                                       than
                                       the fair market value of the shares on
                                       the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant
                                       Date. The form for making this election
                                       is attached as Exhibit A hereto. Failure to make this filing within the thirty
                                       (30) day period will result in the
                                       recognition of ordinary income by you (in the event the fair market value of the shares increases after the date of purchase) as the forfeiture restrictions lapse.

SHAREHOLDER RIGHTS                     You have the right to vote the Stock and
                                       to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid on the Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Stock and subject to the same conditions and restrictions applicable thereto.

ADJUSTMENTS                            In the event of a stock split, a stock
                                       dividend or a similar change in the
                                       Company stock, the number of shares
                                       covered by this grant shall be adjusted
                                       (and rounded down to the nearest whole
                                       number).

COMPLIANCE WITH LAW                    The issuance of this Stock shall be
                                       subject to compliance with the rules and policies of the New York Stock Exchange.
                                       The shares of Stock have not been
                                       registered under the Securities Act of
                                       1933 as amended (the "Act"), may be
                                       "restricted securities" as defined in
                                       Rule 144 promulgated under the Act, and
                                       may not be sold or otherwise disposed of except in compliance with applicable provisions of the Act. At your request, the Company will, at its expense, cause such shares to be duly and promptly registered for resale by you under the Act after vesting of such shares;
                                       provided that you will have the right to request one demand registration and unlimited "piggyback" registrations.

                                       LEGENDS All certificates representing the
                                       Stock issued in connection with this
                                       grant shall, where applicable, have
                                       endorsed thereon the following legends:
                                       "THE SHARES REPRESENTED BY THIS
                                       CERTIFICATE ARE SUBJECT TO CERTAIN
                                       RESTRICTIONS SET FORTH IN AN AGREEMENT
                                       BETWEEN THE COMPANY AND THE REGISTERED
                                       HOLDER, OR HIS OR HER PREDECESSOR IN
                                       INTEREST. A COPY OF SUCH AGREEMENT IS ON
                                       FILE AT THE PRINCIPAL OFFICE OF THE
                                       COMPANY AND WILL BE FURNISHED UPON
                                       WRITTEN REQUEST TO THE SECRETARY OF THE
                                       COMPANY BY THE HOLDER OF RECORD OF THE
                                       SHARES REPRESENTED BY THIS CERTIFICATE."
                                       "THE SHARES REPRESENTED HEREBY HAVE NOT
                                       BEEN REGISTERED OR QUALIFIED UNDER THE
                                       SECURITIES ACT OF 1933, AS AMENDED, OR
                                       ANY SECURITIES LAWS OF ANY STATE OR OTHER
                                       JURISDICTION, AND MAY NOT BE SOLD,
                                       PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT
                                       AN EFFECTIVE REGISTRATION OR
                                       QUALIFICATION THEREOF UNDER SUCH ACT AND
                                       SUCH APPLICABLE STATE OR OTHER
                                       JURISDICTION'S SECURITIES LAWS OR AN
                                       OPINION OF COUNSEL, SATISFACTORY TO THE

                                       COMPANY AND ITS COUNSEL, THAT SUCH
                                       REGISTRATION AND QUALIFICATION IS NOT
                                       REQUIRED."

NON-RAIDING AND NON-COMPETE            You agree that during the Term hereof
                                       and, (i) in the event you voluntarily
                                       terminates your employment or the Company terminates your employment for cause, prior to the expiration of one (1) year following such termination of your employment, or (ii) in the event you are terminated for reasons other than for cause, then for such period (not to exceed one (1) year) as the Company continues to pay your base salary to you, you will not without the Company's prior written consent, directly or indirectly own, manage, operate, join, control, participate in, perform any services for, invest in, or otherwise be connected with, in any manner, whether as an officer, director, employee, consultant, partner, investor or otherwise, any business entity which is engaged in the design, manufacture and/or sale of any gaming devices or any business entity which is engaged in any other business in which the Company or any of its affiliates is engaged. Nothing herein contained shall be deemed to prohibit you from investing his funds in securities of a company if the securities of such company are listed for trading on a national stock exchange or traded in the over-the-counter market and your holdings therein represent less than five (5) percent of the total number of shares or principal amount of other securities of such company outstanding.

                                       You agrees that you will not, during the Term hereof or prior to the expiration of one (1) year following the termination of the your employment for any reason, without the written consent of the Company, directly or indirectly, by action alone or in concert with others, induce or influence, or seek to induce or influence any person who is engaged by the Company or any of its affiliates as an employee, agent, independent contractor or otherwise, to terminate his employment or engagement, nor shall you, directly or indirectly, through any other person, firm or Company, employ or engage, or solicit for employment or engagement, or advise or recommend to any other person or entity that such person or entity employ or engage or solicit for employment or engagement, any person or entity employed or engaged by the Company.

                                    EXHIBIT A
                                    ---------

                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE


         The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

         1. The name, address and social security number of the undersigned:

         Name: ________________________________________________________

         Address: _____________________________________________________

         ______________________________________________________________

         Social Security No. __________________________________________

         2. Description of property with respect to which the election is being made:

         __________________ shares of common stock, par value $.50 per share, WMS Industries, Inc., a Delaware corporation, (the "Company").

         3. The date on which the property was transferred is ____________ __, 2004.

         4. The taxable year to which this election relates is calendar year 2003.

         5.       Nature of restrictions to which the property is subject:

         The shares of stock are subject to the provisions of a Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

         6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $__________.

         7.       The amount paid by taxpayer for the property was $__________.

         8.       A copy of this statement has been furnished to the Company.

Dated:  _____________, 2003

                                             __________________________________
                                             Taxpayer's Signature

                                             __________________________________
                                             Taxpayer's Printed Name

                         PROCEDURES FOR MAKING ELECTION
                    UNDER INTERNAL REVENUE CODE SECTION 83(b)


         The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:

             1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Stock.

             2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

             3. YOU MUST FILE ANOTHER COPY OF THE ELECTION FORM WITH YOUR FEDERAL INCOME TAX RETURN (GENERALLY, FORM 1040) FOR THE TAXABLE YEAR IN WHICH THE STOCK IS TRANSFERRED TO YOU.